ecological strategy etf

NYSE Arca Ticker: HECO

(the “Fund”)

July 2, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and Prospectus, each dated September 1, 2017.

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The following changes are effective July 1, 2018:

•	Tuttle Tactical Management, LLC (“Tuttle Management”) serves as sub-adviser of the Fund and, subject to the oversight of Rational Advisors, Inc., Tuttle Management is responsible for making investment decisions and executing portfolio transactions for the Fund.

•	David Miller no longer serves as the Portfolio Manager of the Fund. Matthew B. Tuttle, CFP, the Chief Executive Officer and Chief Investment Officer of Tuttle Management, serves as the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following additional changes are expected to take place on or about September 1, 2018:

•	The Fund’s name will be changed to the Strategy Shares EcoLogical Strategy ETF.
•	The Fund’s investment objective will be changed from “The Fund’s investment objective is to seek capital appreciation” to the following:

“The Fund’s investment objective is to seek long-term capital appreciation.”

•	The Fund’s strategy to invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in the exchange-listed equity securities of ecologically-focused companies will be changed to the following:

“Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly through mutual funds and ETFs, in the equity and fixed income securities of ecologically-focused companies and/or green bonds.”

•	The Fund will implement material changes to its investment strategy.

Each of these changes will be set forth in a new prospectus, summary prospectus and statement of additional information dated on or about September 1, 2018. In addition, information regarding

Tuttle Management will be set forth in an information statement that will be distributed to shareholders prior to September 29, 2018.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated September 1, 2017, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.